UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

Avon Products, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

**** IMPORTANT ****

Dear Shareholder:

Enclosed are additional proxy materials relating to the Annual Meeting scheduled to be held on May 5, 2011.

Your vote is important and we strongly encourage you to exercise your right to vote. Your Board of Directors recommends that you vote for:

(1)	the election of each director,

(2)	the advisory vote on executive compensation,

(3)	holding an advisory vote on executive compensation every year,

(4)	the ratification of auditors, and

(5)	the amendments to our Restated Certificate of Incorporation and By-Laws to eliminate supermajority vote requirements.

The Board believes that the removal of the supermajority vote requirements in our governing documents is in the best interest of the Company and our shareholders. In addition, the Board believes that the amendments, if adopted, would empower shareholders by enhancing voting rights and director accountability.

Because we have not heard from you, we are sending you this reminder notice, and we urge you to vote your proxy immediately. Instructions on how to vote are included in this package.

If you sign and return the enclosed form without indicating a choice, your shares will be voted as recommended by your Board. If you hold shares through a broker, unless you provide instructions, your broker will not be authorized to vote your shares with respect to proposals 1, 2, or 3 above.

Please Vote Today

If you have questions or need help voting, please call our proxy solicitor, Morrow & Co., LLC. at 1-877-797-6040.

Regards,

Andrea Jung
Chairman of the Board and
Chief Executive Officer

AVON PRODUCTS, INC.    1345 Avenue of the Americas New York, NY 10105-0196    212.282.7000 TEL    212.282.6174 FAX

AVON

the company for women

IMPORTANT ANNUAL MEETING INFORMATION

Annual Meeting Admission Ticket

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 A.M. New York Time, on May 5, 2011.

Vote by Internet
- Log on to the Internet and go to **www.envisionreports.com/avp**
- Follow the steps outlined on the secured website.

Vote by telephone
- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Outside the USA, US territories & Canada, call 1-781-575-2300 on a touch tone telephone.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals

The Board of Directors recommends a vote FOR the listed nominees.

1. Election of Directors: 01 - W. Don Cornwell; 02 - V. Ann Hailey; 03 - Fred Hassan; 04 - Andrea Jung; 05 - Maria Elena Lagomasino; 06 - Ann S. Moore; 07 - Paul S. Pressler; 08 - Gary M. Rodkin; 09 - Paula Stern; 10 - Lawrence A. Weinbach

☐ Mark here to vote **FOR** all nominees

☐ Mark here to **WITHHOLD** vote from all nominees

☐ For All **EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

01	02	03	04	05	06	07	08	09	10
☐	☐	☐	☐	☐	☐	☐	☐	☐	☐

The Board of Directors recommends a vote FOR Proposal 2, every 1 YEAR for Proposal 3, FOR Proposal 4 and Proposal 5.

	For	Against	Abstain
2. Advisory vote on executive compensation.	☐	☐	☐
4. Ratification of the appointment of independent registered public accounting firm.	☐	☐	☐
5. Approve amendments to our Restated Certificate of Incorporation and By-Laws.	☐	☐	☐

	1 Yr	2 Yrs	3 Yrs	Abstain
3. Hold an advisory vote on the frequency of the executive compensation advisory vote.	☐	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

This proxy revokes all prior dated proxies. The signer hereby acknowledges receipt of Avon's Proxy Statement dated March 25, 2011.

NOTE: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

01AC7E

Admission Ticket

(If you plan to attend the Annual Meeting, bring this Admission Ticket with you)

Avon Products, Inc. Annual Meeting of Shareholders
Thursday, May 5, 2011 at 9:00 A.M.,
Lila Acheson Wallace Auditorium
Asia Society and Museum
725 Park Avenue at 70th Street
New York, New York 10021

For transportation directions, please go to:
http://www.avoncompany.com/investor/annualmeeting/directions.pdf

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 5, 2011.

Our Proxy Statement for the 2011 Annual Meeting of Shareholders and the Annual Report to Shareholders for the fiscal year ended December 31, 2010 are available at www.edocumentview.com/avp

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

AVON

the company for women

Proxy — Avon Products, Inc.

Proxy Card Solicited on Behalf of the Board of Directors
Voting Instruction Card to J.P. Morgan Chase Bank, Trustee

The undersigned hereby appoints Charles W. Cramb and Kim K. W. Rucker, and each of them, proxies, with full power of substitution and resubstitution, to vote and act with respect to all shares of the Company's Common Stock (the "Shares") owned of record by the undersigned and which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on May 5, 2011, and at any adjournment or postponement thereof, as instructed on the reverse side of this card, and to vote in accordance with their discretion on such other matters as may properly come before the meeting.

The undersigned also provides instructions to J.P. Morgan Chase Bank, Trustee, to vote Shares allocated, respectively, to accounts the undersigned may have under the Avon Personal Savings Account Plan which are entitled to be voted at the aforesaid Annual Meeting and at any adjournment or postponement thereof, as specified on the reverse side of this card. Unless your card is received by April 30, 2011, and unless you have specified your instructions, your Shares cannot be voted by the Trustee.

IF NO INSTRUCTIONS ARE SPECIFIED ON THE REVERSE SIDE OF THIS CARD:

- All Shares owned of record by the undersigned will be voted FOR the election of nominees proposed for election as directors (Proposal 1), FOR the advisory vote on executive compensation (Proposal 2), "1 YR" on the advisory vote on the frequency of the executive compensation advisory vote (Proposal 3), FOR the ratification of the Company's independent registered public accounting firm for 2011 (Proposal 4) and FOR the approval of amendments to our Restated Certificate of Incorporation and By-Laws (Proposal 5).
- All Shares allocated under the Avon Personal Savings Account Plan WILL NOT BE VOTED.